NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS THAT TERM IS DEFINED IN REGULATION S UNDER THE 1933 ACT) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY FROM DATE OF ISSUANCE.

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL THE DATE THAT IS FOUR MONTHS AND A DAY FROM DATE OF ISSUANCE.

DEBT CONVERSION AGREEMENT
(U.S. Subscriber)

TO:	CounterPath Corporation (the “Company”)
Suite 300, One Bentall Centre, 505 Burrard Street
Vancouver, British Columbia, Canada V7X 1M3

WHEREAS:

A.                       The Trustees of Columbia University in the City of New York (“Columbia” or the “Subscriber”) and Firsthand Technologies Inc. (“FirstHand”) are parties to: (i) an Amended Research Agreement dated as of June 30, 2003, together with all amendments to such agreement to date, and (ii) an Amended Omnibus Agreement dated as of June 30, 2003, together with all amendments to such agreement to date (collectively, as amended, the “Columbia Agreements”);

B.                       On February 1, 2008, the Company acquired all of the issued and outstanding shares of FirstHand pursuant a Share Exchange Agreement (the “Exchange Agreement”) dated January 28, 2008 between the Company and certain shareholders of FirstHand;

C.                       In connection with the Exchange Agreement, the Company, FirstHand and Columbia executed a joint Agreement and Acknowledgement whereby it was agreed that, among other things, the closing of the Exchange Agreement would not terminate the Columbia Agreements and that FirstHand and the Company would continue to be bound by the terms of the Columbia Agreements;

D.                       In connection with the Columbia Agreements, FirstHand, the Company and Columbia have agreed that the total amount of debt to be settled by way of equity issuance is US$393,416.61 (the “Outstanding Debt”), which includes all of the outstanding and unpaid patent fees of US$193,416.61 owing up until March 19, 2009, net of US$100,000 credited to FirstHand in consideration of certain technologies reverted back to Columbia, in accordance with the Third Amendment to the Omnibus Agreement (the “Omnibus Amendment”), which is being entered into by the parties and FirstHand simultaneously with the execution and delivery of this Agreement, and all of the agreed upon outstanding and unpaid research fees of US$200,000 due under the Columbia Agreements up until June 30, 2009 (excluding an additional US$246,519 of such fees, the due date for which has been extended to June 30, 2010) representing all of the research fees remaining under the Amended Research Agreement together with all amendments; and

E.                       Columbia has agreed to convert the Outstanding Debt into common shares of the Company pursuant to the terms and conditions of this Agreement.

NOW THEREFORE this Agreement witnesses that for and in consideration of the mutual covenants, agreements, representations and warranties in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

1.                       Acknowledgment of Debt

1.1                     The Company and the Subscriber acknowledge and agree that, as of the date of this Agreement, FirstHand and the Company are, jointly and severally, indebted to the Subscriber in the amount of the Outstanding Debt comprised of the following:

(a)	US$193,416.61 for patent fees up until March 19, 2009, net of US$100,000 credited to FirstHand, as described above; and

(b)	US$200,000 of the outstanding US$446,591 in research fees owing up until June 30, 2009.

2.                       Subscription and Release

2.1                     On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Subscriber hereby irrevocably agrees, subject to Sections 4 and 10, on the Closing Date (as defined in Section 4.1), to convert the entire amount of the Outstanding Debt into the number of common shares of the Company (rounding any fraction of a share to the nearest whole share), determined by dividing the entire amount of the Outstanding Debt (calculated in Canadian dollars by multiplying the US dollar amount of the Outstanding Debt by the prior day exchange rate in Canadian dollars of one US dollar, as listed in the New York edition of the Wall Street Journal on the TSX-V trading day immediately preceding the date that the Company receives acceptance from the TSX-V of the offering and the transactions contemplated hereby (the “Acceptance Date”) by a conversion price (provided that such conversion price is not less than the Discounted Market Price as such term is defined in the policies of the TSX-V) per common share of the Company equal to the average daily actual sales price of the Common Stock on the TSX-V on each on the ten (10) trading days immediately preceding the Acceptance Date, or, if no such sales have occurred on any of such dates, utilizing for each such date on which no sales have occurred, the average of the closing bid and asked prices on the TSX-V on such date, and (such subscription and agreement to convert being the “Subscription” and such number of common shares being the “Shares”). The Company shall not effect any stock split, reverse stock split, stock dividend or any other capital change to its common stock on or prior to, or which has a record date on or prior to, the Closing Date. The conversion of the Outstanding Debt into the Shares shall occur automatically upon the Closing Date, without further action on the part of either party hereto.

2.2                     On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to issue the Shares, as duly issued and authorized, fully paid and non-assessable shares, and deliver a duly and validly issued certificate representing the Shares, to the Subscriber on the Closing Date, in exchange for the conversion of the Outstanding Debt. The Subscriber hereby agrees that upon delivery of the Shares by the Company in accordance with the provisions of this Agreement and applicable law, all amounts outstanding under the Outstanding Debt will be fully satisfied and extinguished, and the Subscriber will remise, release and forever discharge FirstHand and the Company and their respective directors, officers, employees, successors, solicitors, agents and assigns from any and all obligations to pay the Outstanding Debt, other than any such obligations arising out of or in connection with the issuance, sale and delivery of the Shares or otherwise under this Agreement and/or the Omnibus Amendment.

3.                       Documents Required from Subscriber

3.1                     The Subscriber has completed, signed and returned to the Company the following documents:

(a)	two (2) executed copies of this Agreement;

(b)	an Accredited Investor Questionnaire in the form attached as Exhibit A (the “Questionnaire”); and

(c)	if the Subscriber does not have a current Corporate Placee Registration Form on file with the TSX Venture Exchange (the “TSX-V”), the Corporate Placee Registration Form attached as Exhibit B hereto.

3.2                     The Subscriber shall complete, sign and return to the Company, within thirty (30) days following request by the Company, any additional documents, questionnaires, notices and undertakings as may be required to be furnished by Columbia to comply with applicable securities or stock exchange laws and regulations in connection with the issuance of the Shares.

4.                       Conditions and Closing

4.1                     Closing of the offering of shares shall occur on the fifth business day following the Acceptance Date (the “Closing Date”). The Company shall, at its own cost and expense, use all reasonable efforts to obtain the acceptance by the TSX-V of this Agreement and the transactions contemplated hereby as soon as may be practicable following the execution and delivery of this Agreement. Not later than the first business day following the Acceptance Date, the Company shall furnish to Columbia by facsimile (i) a copy of all documentation evidencing such acceptance by the TSX-V; (ii) notice of the Closing Date; and (iii) a reasonably detailed calculation of the number of Shares, including specification of each of the daily price components utilized in such calculation, the average thereof and the exchange rate involved. Notwithstanding the foregoing, if (A) the Company has breached any of its representations, warranties, covenants or agreements contained herein on or prior to the Closing Date; or (B) the Acceptance Date has not occurred on or prior to July 31, 2009, then Columbia may, by notice to the Company on or prior to the proposed Closing Date then Columbia may, at any time, by notice to the Company on or prior to the proposed Closing Date (in the case of clause (A) above) or by notice to the Company on or following July 8, 2009 (in the case of clause (B) above) rescind this Agreement and in such event, the Outstanding Debt continue to be outstanding.

5.                       Acknowledgements and Agreements of Subscriber

5.1                     The Subscriber acknowledges and agrees that:

(a)

none of the Shares have been or, except as contemplated herein, will be registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(b)	except as contemplated herein, the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act;

(c)	by completing the Questionnaire, the Subscriber is representing and warranting that the Subscriber is an “Accredited Investor”, as defined in Regulation D of the 1933 Act;

(d)	except as contemplated by or provided in this Agreement, including, without limitation, paragraphs (e) and (f) below, and the other agreements, instruments and documents delivered by or on behalf of the Company in connection with the transactions contemplated by this Agreement (the “Transaction Documents”), the decision to execute this Agreement and acquire the Shares agreed to be acquired hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the Securities and Exchange Commission (“SEC”) in compliance, or intended compliance, with applicable securities legislation;

(e)

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(f)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Shares hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(g)	the Company is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Questionnaire;

(h)

the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with any other applicable securities laws;

(i)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions;

(j)

in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber’s ability to resell in Canada any of the Shares under the Securities Act (British Columbia) (the “B.C. Act”) and National Instrument 45-102 adopted by the British Columbia Securities Commission;

(k)

the Subscriber consents to the placement of a legend on any certificate or other document evidencing any of the Shares to the effect that such securities have not been registered under the 1933 Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement such legend to be substantially as follows:

NONE OF THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY FROM DATE OF ISSUANCE.

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL THE DATE THAT IS FOUR MONTHS AND A DAY FROM DATE OF ISSUANCE.”

(l)

the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus to issue the Shares and, as a consequence of acquiring the Shares pursuant to such exemption certain protections, rights and remedies provided by the applicable securities legislation of British Columbia including statutory rights of rescission or damages, will not be available to the Subscriber;

(m)

the statutory and regulatory basis for the exemption claimed for the offer and sale of the Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

(n)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Shares;

(o)	no documents in connection with the sale of the Shares hereunder have been reviewed by the SEC or any state securities administrators;

(p)	there is no government or other insurance covering any of the Shares; and

(q)	this Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

6.                       Representations, Warranties and Covenants of the Subscriber

6.1                     The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)

it has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(b)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if the Subscriber is a corporate entity, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound; provided that no representation or warranty is made in this paragraph (b) concerning the Columbia Agreements;

(c)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(d)	the Subscriber has received and carefully read this Agreement;

(e)	the Subscriber is acquiring the Shares as principal for investment only and not with a view to resale or distribution;

(f)	the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the entire investment;

(g)	the Subscriber has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its legal and financial advisors;

(h)

the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time;

(i)

the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement and the Questionnaire and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached prior to the Closing, the Subscriber shall promptly notify the Company;

(j)

the Subscriber (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(k)

the Subscriber understands and agrees that none of the Shares have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(l)	by completing the Questionnaire, the Subscriber is representing and warranting that it is an “Accredited Investor” as that term is defined in Regulation D of the 1933 Act;

(m)

all information contained in the Questionnaire is complete and accurate and may be relied upon by the Company, and the Subscriber will notify the Company immediately of any material change in any such information occurring prior to the closing of the purchase of the Shares;

(n)

the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(o)

the Subscriber understands and agrees that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(p)

the Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(q)	except as otherwise contemplated by this Agreement or the other Transaction Documents, no person has made to the Subscriber any written or oral representations:

	(i)	that any person will resell or repurchase any of the Shares;

	(ii)	that any person will refund the purchase price of any of the Shares;

	(iii)	as to the future price or value of any of the Shares; or

(iv)

that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system; and

(r)	the Subscriber has provided to the Company, along with an executed copy of this Agreement:

	(i)	fully completed and executed Questionnaire in the form attached hereto as Exhibits A, and

	(ii)	such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber’s qualification as a qualified investor.

6.2                     In this Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Agreement includes any person in the United States.

7.                       Present Ownership of Securities

7.1                     The Subscriber either [check appropriate box]:

[ ]	does not own directly or indirectly, or exercise control or direction over, any common shares of the Company (“Common Shares”) or securities convertible into Common Shares; or

[ ]

owns directly or indirectly, or exercises control or direction over, ____________ Common Shares and convertible securities entitling the holder thereof to acquire an additional ____________ Common Shares.

8.                       Insider Status

8.1                     The Subscriber either [check appropriate box]:

[ ]	is an “Insider” of the Company as defined in the Securities Act (British Columbia), namely: “Insider” means:

	(i)	a director or senior officer of the Company;

	(ii)	a director or senior officer of a person that is itself an insider or subsidiary of the Company;

	(iii)	a person that has:

		A.	direct or indirect beneficial ownership of;

		B.	control or direction over; or

C.	a combination of direct or indirect beneficial ownership of and of control or direction over securities of the Company carrying more than 10% of the voting rights attached to all the Company’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution; or

(iv)	the Company itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities; or

[x]	is not an Insider of the Company.

9.                       Member of “Pro Group”

9.1                     The Subscriber either [check appropriate box]:

[ ]	is a Member of the “Pro Group” as defined in the Rules of the TSX-V, namely: “Pro Group” means:

	(i)	Subject to subparagraphs (ii), (iii) and (iv) below, “Pro Group” shall include, either individually or as a group:

		A.	the member (i.e. a member of the TSX-V under the TSX-V requirements);

		B.	employees of the member;

		C.	partners, officers and directors of the member;

		D.	affiliates of the member; and

		E.	associates of any parties referred to in subparagraphs (i) through (iv).

(ii)

The TSX-V may, in its discretion, include a person or party in the Pro Group for the purposes of a particular calculation where the TSX-V determines that the person is not acting at arm’s length of the member.

	(iii)	The TSX-V may, in its discretion, exclude a person from the Pro Group for the purposes of a particular calculation where the TSX-V determines that the person is acting at arm’s length of the member.

	(iv)	The member may deem a person who would otherwise be included in the Pro Group pursuant to subparagraph (i) to be excluded from the Pro Group where the member determines that:

		A.	the person is an affiliate or associate of the member acting at arm’s length of the member;

		B.	the associate or affiliate has a separate corporate and reporting structure;

		C.	there are sufficient controls on information flowing between the member and the associate or affiliate; and

		D.	the member maintains a list of such excluded persons; or

[x]	is not a member of the Pro Group.

10.                     Conditional upon TSX-V Acceptance.

10.1                   Without limitation, this Subscription and the transactions contemplated hereby are subject conditional upon and subject to Section 4.1, including the Company receiving acceptance from the TSX-V of the offering and the transactions contemplated hereby.

11.                     Representations and Warranties will be Relied Upon by the Company

11.1                   The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to acquire the Shares under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Shares on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the acquisition by the Subscriber of the Shares and notwithstanding any subsequent disposition by the Subscriber of such securities.

12.                     Piggyback Registration Rights; Rule 144 Compliance

12.1                   If the Company determines to proceed with the preparation and filing with the SEC of a registration statement (the “Registration Statement”) relating to an offering for its own account or the account of others under the 1933 Act of any of its common shares, other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or its then equivalents relating to equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to the Subscriber written notice of such determination and, if within thirty (30) days after receipt of such notice, the Subscriber shall so request in writing, the Company will cause the registration under the 1933 Act of the Shares and (the “Registrable Securities”), provided that if at any time after giving written notice of its intention to register any of its common shares and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such common shares, the Company may, at its election, give written notice of such determination to the Subscriber and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register the Registrable Securities in connection with such registration, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering the Registrable Securities for the same period as the delay in registering such other common shares. The Company shall include in such registration statement all or any part of the Registrable Securities provided however that the Company shall not be required to register any Shares that are eligible for sale without volume restrictions pursuant to Rule 144 under the 1933 Act. Notwithstanding any other provision in this Section 12, if the Company receives a comment from the SEC which effectively results in the Company having to reduce the number of Registrable Securities included on such Registration Statement, then the Company may, in its sole discretion, reduce on a pro rata basis the number of Registrable Securities to be included in such Registration Statement.

12.2                   In connection with each Registration Statement described in this Section 12, the Subscriber will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. The Company may require the Subscriber to furnish to the Company a certified statement as to the number of shares of common stock beneficially owned by the Subscriber and the name of the natural person thereof that has voting and dispositive control over the Shares.

12.3                   All fees and expenses incident to the performance of or compliance with the filing of the Registration Statement shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the OTC Bulletin Board or other exchange or quotation service on which the common stock of the Company is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable

Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) 1933 Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other persons retained by the Company in connection with the filing of the Registration Statement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the filing of the Registration Statement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange, if applicable. In no event shall the Company be responsible for any broker or similar commissions or, except to the extent provided for hereunder, any legal fees or other costs of the Subscriber; provided that if the Company is otherwise paying for the fees or expenses of counsel to any selling holders in connection with such registration, then Columbia shall be entitled, at the cost and expense of the Company, to utilize the services of such counsel.

12.4                   The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Subscriber, its officers, trustees, directors, agents and employees, and each person who controls the Subscriber (within the meaning of Section 15 of the 1933 Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) any violation or breach, actual or alleged, by the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act), and the directors, officers, agents or employees of such controlling persons, of any applicable securities or stock exchange laws, rules and regulations, except to the extent, but only to the extent, that (A) such untrue statements or omissions are based solely upon information regarding the Subscriber furnished in writing to the Company by the Subscriber expressly for use therein, or to the extent that such information relates to the Subscriber or the Subscriber’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Subscriber expressly for use in the Registration Statement, or in any amendment or supplement thereto or (B) the use by the Subscriber of an outdated or defective Registration Statement after the Company has notified the Subscriber in writing that the Registration Statement is outdated or defective.

12.5                   The Subscriber shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising solely out of or based solely upon: (x) the Subscriber’s failure to comply with the prospectus delivery requirements of the 1933 Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by the Subscriber to the Company specifically for inclusion in the Registration Statement or (ii) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding the Subscriber furnished in writing to the Company by the Subscriber expressly for use therein, or (iii) to the extent that such information relates to the Subscriber or the Subscriber’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Subscriber expressly for use in the Registration Statement or in any amendment or supplement thereto or (z) the use by the Subscriber of an outdated or defective Registration Statement after the Company has notified the Subscriber in writing and the Subscriber has received notice that the Registration Statement is outdated or defective. In no event shall the liability of the Subscriber hereunder be greater in amount than the dollar amount of the net proceeds received by the Subscriber upon the sale of the Registrable Securities giving rise to such indemnification obligation.

12.6                   If a claim for indemnification hereunder is unavailable to either the Company or the Subscriber (in each case, an “Indemnified Party or Indemnified Parties”, as applicable) (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Subscription, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this section was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this section were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this section, no Subscriber shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by the Subscriber from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that the Subscriber has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by the Subscriber.

12.7                   With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Shares to the public without registration after the initial public offering, Company agrees to (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the 1933 Act, (ii) use Company’s best efforts to file with the SEC in a timely manner all reports and other documents required of Company under the 1933 Act and the 1934 Act, (iii) furnish to each holder of Registrable Securities (as hereinafter defined) forthwith upon request a written statement by Company as to Company’s compliance with the reporting requirements of Rule 144 and of the 1933 Act and the 1934 Act, a copy of the most recent annual or quarterly report of Company, and such other reports and documents so filed by Company as such holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such holder to sell any Shares without registration, and (iv) use Company’s best efforts to satisfy the requirements of Rule 144, the 1933 Act and the 1934 Act and all related rules and regulations promulgated under such Acts in order to permit the sale of Subscriber’s shares without restriction at the earliest possible date.

13.                     Representations and Warranties of the Company

13.1                   The Company hereby represents and warrants to and covenants with the Subscriber (which representations, warranties and covenants shall survive the Closing) that:

(a)

the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as presently proposed to be conducted and to execute, deliver and perform this Agreement, and each other document or instrument to be executed and delivered by or on behalf of the Company in connection with the execution and delivery of this Agreement, and to consummate the transactions contemplated by this Agreement. The Company is authorized to do business and is in good standing as a foreign corporation in each jurisdiction the laws of which require it to be so qualified or in good standing. The execution, delivery and performance by the Company of, and the consummation by the Company of the transactions contemplated by, this Agreement have been duly authorized by all requisite corporate action by or on behalf of the Company, and this Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms;

(b)

the offer, sale, issuance and delivery of the Shares have been duly authorized by all requisite corporate action by or on behalf of the Company and when so issued, sold and delivered, the Shares will be validly issued and outstanding, fully paid and nonassessable and not subject to any preemptive or other rights of any shareholder of the Company or any other party and free and clear of any and all liens, charges or other encumbrances, other than any encumbrances created under applicable securities law resale restrictions;

(c)

the execution, delivery and performance of, and the consummation of the transactions contemplated by, this Agreement, including, without limitation, the offer, sale, issuance and delivery of the Shares pursuant to this Agreement, have not resulted and will not result in (a) any violation of, or default under, or conflict with, or constitute, with or without the passage of time and/or the giving of notice, any violation of, or default under or give rise to any right of termination, cancellation or acceleration under (i) any term or provision of the Company’s Certificate of Incorporation or By-laws, (ii) any term or provision of any (A) contract, agreement, instrument, arrangement or understanding, or (B) judgment, order, writ, injunction or decree of any court, government agency or any arbitrator, in each case, to which the Company is a party or by which it or its properties or assets are bound, or (iii) any statute, rule or regulation applicable to the Company or its properties or assets, or (b) the creation of any lien, charge or other encumbrance upon any of the properties or assets of the Company;

(d)

no consent, approval, waiver or authorization of, or designation, declaration or filing with, any court, governmental authority or instrumentality or arbitrator or any other person or entity is required in connection with the valid execution, delivery and performance of, and the consummation of the transactions contemplated by, this Agreement by or on behalf of the Company, including, without limitation, the offer, sale, issuance or delivery of the Shares, except for the acceptance of such issuance by the TSX-V and qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares under applicable state securities or blue sky laws, which qualifications and other action, if required, will be duly accomplished in a timely manner;

(e)

the offer and sale of the Shares to be issued in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the 1933 Act and, and in compliance with all applicable Canadian federal and state and provincial securities or blue sky laws, rules and regulations. The issuance of the Shares is exempt from registration and prospectus requirements under the B.C. Act and B.C. Regulations;

(f)

the Company has a class of Shares registered under the 1934 Act. As of their respective dates, each report, schedule, registration statement and proxy statement filed by the Company with the SEC (collectively, and as such documents have since the time of their filing been amended, the “Company SEC Documents”) complied in all material respects with the requirements of the 1933 Act, or the 1934 Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such the Company SEC Documents. The Company SEC Documents constitute all of the documents and reports that the Company was required to file with the SEC pursuant to the 1933 Act, the 1934 Act and the rules and regulations promulgated by the SEC under each such Act;

(g)

the Company is a reporting issuer under the laws of British Columbia and is in good standing as a reporting issuer and is not on the list of defaulting issuers maintained pursuant to securities laws of British Columbia. As of their respective dates, all documents filed with the securities commissions or equivalent regulatory authorities and/or the TSX-V, as the case may be, (collectively, and as such documents have since the time of their filing been amended, the “Company TSX-V Documents”; the Company TSX-V Documents, together with the Company SEC Documents, the “Company Filed Documents”) in order for the Company to be in compliance with its timely and continuous disclosure obligations under National Instrument 51-102 and applicable securities legislation in British Columbia and the rules and policies of the TSX-V complied with the requirements of National Instrument 51-102 and applicable securities legislation in British Columbia and the rules and policies of the TSX-V, as the case may be. The Company TSX-V Documents constitute all of the documents and reports that the Company was required to file with the securities commission or equivalent regulatory authority and/or the TSX-V in order for the Company to be in compliance with its timely and continuous disclosure obligations under National Instrument 51-102 and applicable securities legislation in British Columbia and the rules and policies of the TSX-V;

(h)

none of the Company Filed Documents, on the date of filing, contain any contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(i)

since January 31, 2009, the date of the latest financial statements included in the Company Filed Documents, except as and to the extent disclosed in the Company SEC Documents, there has not been (i) a Material Adverse Effect with respect to the Company; or (ii) any material change by the Company in its accounting methods, principles or practices. For the purposes of this Agreement, “Material Adverse Effect” means, when used in connection with an entity, any change, event, violation, inaccuracy, circumstance or effect that is materially adverse to the business, assets (including intangible assets), Liabilities (as defined below), capitalization, ownership, financial condition or results of operations of such entity or subsidiaries taken as a whole. For the purposes of this Agreement, the term “Liabilities” includes any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured;

(j)

the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(k)

the Company is currently quoted on the OTC Bulletin Board and the TSX-V and has not, in the 12 months preceding the date hereof, received any notice from the OTC Bulletin Board, the TSX-V or any other trading market on which the Company’s common stock is or has been listed or quoted to the effect that the Company is not in compliance with the respective quoting, listing or maintenance requirements of the OTC Bulletin Board, the TSX-V or such other trading market. No securities commission or other regulatory authority has issued any order preventing, ceasing, halting or suspending the trading of the Company securities or prohibiting or conditioning (other than the requirement for TSX-V acceptance, as described in Section 10.1) the issuance of the Shares to be delivered hereunder, and, to the best of the Company’s knowledge, no investigations or proceedings for any such purpose are pending or threatened. Neither the Company nor any of its past or present officers or directors is the subject of any formal or informal inquiry or investigation by the SEC or FINRA or any other securities exchange, commission or other securities regulatory or self-regulatory authority. The Company currently does not have any outstanding comment letters, other correspondences or notice of any other unresolved issues from the SEC, FINRA or any other securities commission or other securities regulatory authority; and

(l)

no representation or warranty by the Company in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to the Subscriber pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

14.                     Representations and Warranties will be Relied Upon by Columbia

14.1                   The Company acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Subscriber and its legal counsel in determining the Subscriber’s willingness to convert the Outstanding Debt and acquire the Shares. The Company further agrees that by delivery of the certificates representing the Shares on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Company on the Closing Date and that they will survive the acquisition by the Subscriber of the Shares and notwithstanding any subsequent disposition by the Subscriber of such securities.

15.                     Resale Restrictions

15.1                   The Subscriber acknowledges that any resale of the Shares will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Shares have been registered under the 1933 Act or the securities laws of any state of the United States. None of the Shares may be offered or sold in the United States unless registered in accordance with United States federal securities laws and all applicable state and provincial securities laws or exemptions from such registration requirements are available.

16.                     Legending and Registration of Subject Securities

16.1                   The Subscriber hereby acknowledges that a legend may be placed on the certificates representing the Shares in accordance with Section 5.1(k), to the effect that the Shares represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation.

16.2                   The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

16.3                   Notwithstanding anything herein to the contrary, the restrictions imposed by this Agreement on the transferability of any Shares shall cease and terminate when: (a) any such Shares are transferred or otherwise disposed of in accordance with the intended method of disposition set forth in a registration statement or such other method that does not require that the securities transferred bear the legend set forth in Section 5.1(k) hereof; or (b) the holder of such Shares has met the requirements for transfer without volume restrictions pursuant to Rule 144 under the 1933 Act. Whenever such restrictions imposed have terminated in accordance with the preceding sentence or (in the opinion, reasonably acceptable to the Company, of counsel to the holder of the Shares) have otherwise terminated, a holder of a certificate for such Shares as to which such restrictions have terminated shall be entitled to receive from the Company, without expense, as soon as practicable (and, in any event, no later than 10 days following such termination or delivery of such opinion to the Corporation, as the case may be), a new certificate not bearing the restrictive legend set forth in Section 5.1(k) hereof and not containing any other reference to the restrictions imposed by this Agreement.

17.                     Collection of Personal Information

17.1                   The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the transactions contemplated herein. The Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company’s registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the transactions contemplated herein, including legal counsel, and may be included in record books in connection with the transactions contemplated herein. By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

18.                     Consent

18.1                   By executing this Agreement, the Subscriber (on its own behalf and, if applicable, on behalf of each beneficial purchaser on whose behalf the Subscriber is acting) acknowledges and expressly consents to:

(a)	the disclosure of Personal Information by the Company to the TSX-V (as described in TSX-V Appendix 6A, a copy of which is attached as Exhibit C hereto) pursuant to Form 4B; and

(b)	the collection, use and disclosure of personal information by the TSX-V for the purposes described in Appendix 6A or as otherwise identified by the TSX-V, from time to time.

For the purposes of this Section 17, “Personal Information” means any information about the Subscriber, and includes information contained in Part II Items 8, 9, 10 and Part IV Item 3(a), as applicable, of Form 4B, and “Form 4B” means TSX-V Form 4B entitled Private Placement Notice Form.

19.                     Costs

19.1                   Each party shall bear its own costs and expenses (including any fees and disbursements of any counsel retained by such party) relating to the issuance of the Shares and the other transactions contemplated by this Agreement.

20.                     Governing Law

20.1                   This Agreement shall be governed by New York law applicable to agreements made and to be fully performed in the State of New York. The parties agree that any and all claims arising under this Agreement or relating thereto shall be heard and determined exclusively in the United States District Court for the Southern District of New York or in the courts of the State of New York located in the City and County of New York, and the parties agree to submit themselves to the personal jurisdiction of those courts and not to raise any objection to venue being had in those courts.

21.                     Currency

21.1                   Any reference to currency is to the currency of the United States of America unless otherwise indicated.

22.                     Survival

22.1                   This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

23.                     Assignment

23.1                   This Agreement, and each of the provisions hereof, shall be binding upon, and inure to the benefit of the Company and Columbia and their respective successors and assigns as to this Agreement or any such provision. Notwithstanding the foregoing, neither this Agreement nor any provision hereof may be assigned by the Company without Columbia’s prior written consent.

23.2                   This Agreement is not transferable or assignable.

24.                     Severability

24.1                   The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

25.                     Entire Agreement

25.1                   Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Shares.

26.                    Notices

26.1                   All notices, requests, consents and other communications to be given, delivered or otherwise made hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person, by overnight courier, or duly sent by first class registered or certified mail, postage prepaid, addressed to such party to the address set forth below or such other address as may hereafter be designated in writing by either party by notice to the other; provided that the Company notice to Columbia (provided for in Section 4.1 shall be sent by facsimile or e-mail to Calvin Chu, email: cc2962@columbia.edu, Fax: (212) 854-8463):

(a)	If to the Corporation, to:

Suite 300, One Bentall Centre
505 Burrard Street
Vancouver, British Columbia
Canada V7X 1M3

(b)	If to Columbia, to:

Executive Director
Science & Technology Ventures
Columbia University
80 Claremont Ave. #4F
Mail Code 9606
New York, NY 10027-5712

with a copy to:

Office of the General Counsel
Columbia University
412 Low Memorial Library
535 West 116th Street, Mailcode 4308
New York, NY 10027

All such notices and other communications shall be deemed to have been received on the date of delivery.

27.                     Counterparts and Electronic Means

27.1                   This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

IN WITNESS WHEREOF the Subscriber has duly executed this Agreement as of the date of acceptance by the Company.

THE TRUSTEES OF COLUMBIA UNIVERSITY IN THE CITY OF NEW YORK

(EIN)

80 Claremont Avenue Suite 8F,

New York, NY 10027

USA

A C C E P T A N C E

The above-mentioned Agreement in respect of the Shares are hereby accepted by CounterPath Corporation.

DATED at Vancouver, British Columbia, the _______ day of July, 2009.

COUNTERPATH CORPORATION

Per:   ___________________________________
          Authorized Signatory

EXHIBIT A

ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Agreement.

This Questionnaire is for use by the Subscriber who has indicated an interest in purchasing the Shares to be issued by CounterPath Corporation (the “Company”). The purpose of this Questionnaire is to assure the Company that the Subscriber will meet the standards imposed by the United States Securities Act of 1933 (the “1933 Act”) and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this Questionnaire for the purposes of such determination. Except as contemplated by the Agreement, the Shares will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) and Regulation D of the 1933 Act. This Questionnaire is not an offer of the Shares or any other securities of the Company in any state other than those specifically authorized by the Company.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, the Subscriber agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of an exemption from registration in connection with the sale of the Securities hereunder.

The Subscriber covenants, represents and warrants to the Company that it satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the Subscriber satisfies)

____ Category 1 An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000;

____ Category 2 A natural person whose individual net worth, or joint net worth with that person’s spouse, on the date of purchase exceeds US $1,000,000;

____ Category 3 A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

____ Category 4 A “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

____ Category 5 A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);

____ Category 6 A director or executive officer of the Company;

____ Category 7 A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

____ Category 8 An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories;

Note that the Subscriber claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the Subscriber’s status as an Accredited Investor.

If the Subscriber is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

The Subscriber hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify the Company promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Subscriber represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the __ day of July, 2009.

If a Corporation, Partnership or Other	If an Individual:
Entity:

Print or Type Name of Entity	Signature

Signature of Authorized Signatory	Print or Type Name

Type of Entity

EXHIBIT B

FORM 4C
CORPORATE PLACEE REGISTRATION FORM

Where subscribers to a Private Placement are not individuals, the following information about the placee must be provided. This Form will remain on file with the Exchange. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed companies. If as a result of the Private Placement, the Placee becomes an Insider of the Corporation, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:

Name: ____________________________________________________________________________________________

Complete Address: __________________________________________________________________________________

_________________________________________________________________________________________________

Jurisdiction of Incorporation or Creation: _________________________________________________________________

2.	(a) Is the Placee purchasing securities as a portfolio manager (Yes/No)? __________________________________________

(b) Is the Placee carrying on business as a portfolio manager outside of Canada (Yes/No)? ____________________________

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(a)

It is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)

it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

	(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

	(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(e)

it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

4.	If the answer to 2(a). above was “No”, please provide the names and addresses of control persons of the Placee:

Name	City	Province or State	Country

The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions (See for example, sections 87 and 111 of the Securities Act (British Columbia) and sections 176 and 182 of the Securities Act (Alberta)).

Acknowledgement - Personal Information

“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(a)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(b)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

Dated at _____________________________________ on _____________________________________.

(Name of Subscriber - please print)

(Authorized Signature)

(Official Capacity - please print)

(please print name of individual whose signature
appears above)

THIS IS NOT A PUBLIC DOCUMENT

EXHIBIT C

APPENDIX 6A
ACKNOWLEDGEMENT – PERSONAL INFORMATION

TSX Venture Exchange Inc. and its affiliates, authorized agents, subsidiaries and divisions, including the TSX Venture Exchange (collectively referred to as “the Exchange”) collect Personal Information in certain Forms that are submitted by the individual and/or by an Issuer or Applicant and use it for the following purposes:

  to conduct background checks,
  to verify the Personal Information that has been provided about each individual, to consider the suitability of the individual to act as an officer, director, insider, promoter, investor relations provider or, as applicable, an employee or consultant, of the Issuer or Applicant, to consider the eligibility of the Issuer or Applicant to list on the Exchange, to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the Issuer, or its associates or affiliates, to conduct enforcement proceedings, and
  to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the Exchange, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

As part of this process, the Exchange also collects additional Personal Information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self-regulatory organizations, regulations services providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished.

The Personal Information the Exchange collects may also be disclosed:

(a)	to the agencies and organizations in the preceding paragraph, or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; and

(b)	on the Exchange’s website or through printed materials published by or pursuant to the directions of the Exchange.

The Exchange may from time to time use third parties to process information and/or provide other administrative services. In this regard, the Exchange may share the information with such third party service providers.